Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

COMMERCIALIZATION AGREEMENT

This COMMERCIALIZATION AGREEMENT (“Agreement”), dated as of July 8, 2014 (“Effective Date”), is made between PARI PHARMA GMBH, a German corporation, with a principal place of business at Moosstrasse 3, D-82319 Starnberg, Germany (“PARI”), and INSMED INCORPORATED, a Delaware corporation, with a place of business at 10 Finderne Avenue, Building 10, Suite F, Bridgewater, NJ 08807-3365 (“INSMED”).  PARI and INSMED are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, PARI is in the business of developing, manufacturing and commercializing, among other things, drug inhalation devices and optimized formulations used in the treatment of respiratory tract disorders.

WHEREAS, INSMED is in the business of developing and commercializing drugs for various diseases and conditions, including without limitation the treatment of respiratory tract disorders and infectious diseases.

WHEREAS, PARI and INSMED are parties to a certain license agreement effective as of 25 April 25, 2008, as amended by Amendment No. 1 the 24th day of June 2009, Assignment and Amendment No. 2 the 22nd day of December 2010, Amendment No. 3 the 6th day of March 2012, and Amendment No. 4 the 21st day of May 2012 (collectively the “License Agreement”).

WHEREAS, pursuant to Section 8.9 of the License Agreement, the Parties desire to enter into this Agreement for PARI to manufacture and supply the Device (as defined below) and Device Accessories (as defined below) for use with the INSMED Product (as defined below).

NOW, THEREFORE, in consideration of the premises and direct and indirect benefits to the Parties hereto and other consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1                               “Affiliate” of a Party means any person or entity that directly or indirectly owns or controls, is owned or controlled by or is under common control with such Party, in each case, only for so long as such control exists.  As used in this definition only, “control” of an entity means beneficial ownership, directly or indirectly, of fifty percent (50%) or more of the outstanding voting shares or securities or the ability otherwise to elect or appoint a majority of the board of directors or other managing authority of such entity.

1.2                               “Applicable Laws and Standards” means (a) all applicable laws, ordinances, rules, orders, directives and regulations of any and all supra-national, federal, state, provincial and local authorities and agencies, including without limitation all laws and regulations of such territories applicable to the maintenance of the manufacturing equipment and facilities and the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

manufacturing, transportation, storage, use, handling and disposal of medical devices, components and of any hazardous materials, (b) applicable regulations and guidelines of the FDA and other Regulatory Authorities and the ICH guidelines; (c) as applicable to the particular activities performed, Good Manufacturing Practices, Good Laboratory Practices and Good Clinical Practices promulgated by the FDA and other Regulatory Authorities or the ICH; and (d) all applicable industry and trade standards, including the applicable standards of the International Organization for Standardization (ISO).

1.3                               “Business Day” means a day other than a Saturday or Sunday on which banking institutions in Berlin, Germany and New York, United States of America, are open for business

1.4                               “Confidential Information” of a Party, means the confidential or proprietary scientific, regulatory, clinical, technical or business information, materials and technologies disclosed or learned under this Agreement, whether in written, oral, electronic, photographic, magnetic or other form.  For clarity, the Intellectual Property owned by a Party shall be deemed the Confidential Information of such Party.  Confidential Information shall exclude any information to the extent that the receiving Party can demonstrate it:

(a)                                       is known by the receiving Party without restriction at the time of receipt and not through a prior disclosure by the disclosing Party;

(b)                                       is at the time of disclosure or thereafter becomes published or otherwise part of the public domain through no breach of this Agreement by the receiving Party;

(c)                                        is subsequently disclosed to the receiving Party without restriction by a third party having the right to make such a disclosure; or

(d)                                       is developed by the receiving Party independent of and without access to Confidential Information received by it from the disclosing Party hereunder.

1.5                               “Control” means, with respect to an item of information or intellectual property rights, possession by such Party of the power and authority, whether arising by ownership, license, or other authorization, to disclose such item as required by this Agreement, and/or to grant and authorize licenses or sublicenses under such items that are within the scope granted to the other Party under this Agreement.

1.6                               “Cure Period” means the *** (***) Business Day period following the date of issuance of a Notice of Failure Event.

1.7                               “Current Good Manufacturing Practices,” or “cGMP” means all good manufacturing practices as promulgated by the Regulatory Authority of the country where the Device is being sold, in the form of laws or regulations or guidance documents, for the manufacturing of medical devices, including 21 CFR § 820 — Quality System Regulation.

1.8                               “cGMP Manufacturing” means all processes and activities typically engaged in by a person or entity in the pharmaceutical or medical device industry for the cGMP manufacture

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of a product or component thereof, including procuring raw materials, manufacturing, quality control and assurance testing, cGMP record keeping, packaging and labeling.

1.9                               “Data” means all data, data sets, test data, pre-clinical and clinical trial data, technical and non-technical data, price data (but excluding cost information and/or data), marketing data, sales data, analyses, reports, regulatory filings and approvals and the information therein or associated therewith (including drug master files and device master files, supporting data, regulatory correspondence and meeting minutes) and rights to reference the same. Each Party’s Data shall be deemed its Confidential Information.

1.10                        “Device” means the eFlow® nebulizer system intended to be branded as the ***™ Nebulizer System that has been optimized for the INSMED Product as more specifically described in Exhibit A and any Territory-Specific Appendix. For clarity, the Parties agree that the Device will not include the ***™ functionality, i.e. a *** *** which *** of the *** to the ***.

1.11                        “Device Accessories” means those types of accessories sold by PARI as of the Effective Date or during the Term for use with Devices, which are not specific to the drug substance being delivered by such Devices, including e.g. power adapters, carrying cases, face masks, and any replacement parts associated with the foregoing. For the avoidance of doubt, Device Accessories do not include an ***.

1.12                        “Device Specifications” means the characteristics, processing, labeling, and packaging requirements and standards for the Device and Device Accessories, as set forth in the applicable Territory Specific Appendix.

1.13                        “Durable Components” means the ***, the AC power supply and the *** of each Device.

1.14                        “***” shall have the meaning set forth in Exhibit I.

1.15                        “eFlow” means the nebulizer proprietary to PARI or its Affiliates that is based on *** technology and includes the *** and ***.

1.16                        “EU” means the members states of the European Union, as it may be constituted from time to time.

1.17                        “FDA” means the United States Food and Drug Administration, or any successor thereto having the administrative authority to regulate the marketing of medical devices and drugs in the United States.

1.18                        “First Commercial Sale” means the first commercial sale of the INSMED Product subject to royalties under Article 6 of the License Agreement, by or under authority of INSMED, its Affiliates and/or their Sublicensees (as such term is defined in the License Agreement) in a country in the INSMED Territory, after Marketing Approval in such country has been obtained.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.19                        “Forecast” shall have the meaning set forth in Section 6.2.

1.20                        “Initial Purchase Order” shall have the meaning set forth in Section 6.3.

1.21                        “INSMED Field” means (a) the pulmonary administration of INSMED Product for the treatment or prophylaxis in cystic fibrosis (CF), bronchiectasis and/or Non-tuberculosis Mycobacteria infections, and (b) any Secondary Indication (as defined in the License Agreement) that is added to the Transave Field (as defined in the License Agreement) in accordance with the provisions of Section 2.6 of the License Agreement.

1.22                        “INSMED Product” means INSMED’s proprietary amikacin antibiotic based on INSMED’s proprietary sustained release liposomal technology that is formulated for delivery via pulmonary administration exclusively for use with the Device in the INSMED Field.

1.23                        “INSMED Territory” means the entire world.

1.24                        “Intellectual Property” means (a) any of the following, whether existing now or in the future anywhere in the world:  patents, inventor’s certificates, registrations and applications therefor, including any provisionals, additions, divisionals, continuations, substitutions, continuations-in-part, together with re-examinations, reissues, renewals or extensions thereof and all foreign counterparts of any of the foregoing (collectively, “Patent Rights”), and (b) all Data, ideas, pharmaceutical, chemical and biological materials, products and compositions, tests, assays, techniques, methods, procedures, and other information relating to any of the foregoing, drawings, plans, designs, diagrams, sketches, specifications or other documents containing such information or materials, and business processes, price information, marketing information, sales information, marketing plans and market research (collectively, “Know-How”).    It is understood, however, that Know-How does not include information that falls within exceptions of the definition of “Confidential Information” set forth in Section 11.1 of the License Agreement. Intellectual Property includes all enforcement rights.

1.25                        “Joint Steering Committee” shall have the meaning set forth in Section 2.1(a).

1.26                        “MAA” means a fully completed marketing authorization application, including a New Drug Application, (filed with the FDA, if in the United States or to the counterpart of the FDA if outside the United States), including all supporting documentation and Data required for such application to be accepted for substantive review, filed with a Regulatory Authority to seek Marketing Approval for a particular indication in a particular country.  It is understood that MAA does not include applications for pricing or reimbursement approval.

1.27                        “Manufacture” means all activities related to the production, manufacture, processing, finishing, packaging, labelling, shipping and holding of the PARI Products, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture of the PARI Products, process improvements and optimization, product characterization, quality assurance, quality control and release.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.28                        “Marketing Approval” means all approvals, registrations or authorizations of any governmental entity that are necessary for the sale of products in a regulatory jurisdiction excluding reimbursement approvals.

1.29                        “Nebulizer Handset” means the eFlow® nebulizer handset intended to be branded as the *** Nebulizer Handset that has been optimized for the INSMED Product as set forth in more detail in Exhibit A.

1.30                        “New Drug Application” means a New Drug Application filed pursuant to the requirements of the FDA, or the equivalent application or filing in a country other than the United States.

1.31                        “PARI Competitor” shall have the meaning set forth in Exhibit B.

1.32                        “PARI Intellectual Property” shall mean PARI Patents and PARI Know-How.

1.33                        “PARI Know-How” shall mean all Know-How Controlled by PARI or Affiliates as of the Effective Date or at any time during the Term that relates to any of the PARI Product(s) or any component thereof and/or the Manufacture or use of the PARI Products or any component thereof.

1.34                        “PARI Patents” shall mean the patents and patent applications set forth on Exhibit C, which include all patents and patent applications owned and Controlled by PARI or its Affiliates as of the Effective Date or at any time during the Term, which claim or relate to any of the PARI Product(s) or any component thereof and/or the Manufacture or use of the PARI Products or any component thereof; and any divisionals, continuations, substitutions, continuations-in-part, extensions, renewals or reissues of any of the foregoing.  Upon request by INSMED, PARI shall provide update(s), if any, to the list of patents and patent applications set forth on Exhibit C.

1.35                        “PARI Products” means, collectively, Devices, ***, Nebulizer Handsets and Device Accessories.

1.36                        “Prices” shall have the meaning set forth in Section 4.1.

1.37                        “Quality Agreements” shall have the meaning set forth in Section 6.1.

1.38                        “Recall” means a recall, withdrawal, or field correction of any product for any reason, or a dissemination of information regarding such product due to a change in the labeling of such product.

1.39                        “Regulatory Approval” means approval by the applicable Regulatory Authority of (x) the manufacture, use, importation, packaging, labeling, marketing, pricing and sale of the PARI Product or (y) a MAA, as applicable.

1.40                        “Regulatory Authority” means any regional, state, national (e.g., the FDA), international, supra-national (e.g., the European Commission, the Council of the European

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Union, or the EMA), or other governmental entity involved in regulation of or the granting of Marketing Approval for the INSMED Product or PARI Products, as applicable, or the development, manufacture, use or commercialization thereof with jurisdiction over either Party.

1.41                        “Regulatory Requirements” means all applicable requirements of the Regulatory Authorities relating to the sale, manufacture and supply of any PARI Product or the INSMED Product, as applicable.

1.42                        “ROW” means all the countries in the INSMED Territory excluding the United States and Canada.

1.43                        “Term” shall have the meaning set forth in Section 12.1.

1.44                        “Territory-Specific Appendix” means each sub-appendix attached to this Agreement under Appendix A summarizing the applicable Device Specifications and the specific commercial terms for the Manufacture and supply of PARI Products in one or more particular country(ies) in the INSMED Territory.  From time to time, the Parties may agree to add the INSMED Territory-Specific Appendices, or modify the INSMED Territory-Specific Appendices applicable to one or more particular country(ies) to this Agreement.  Such Territory-Specific Appendices may contain provisions, terms and conditions that are exceptions to or different from this Agreement to address country specific conditions, provided, both Parties have agreed thereto in writing.

1.45                        “Third Party” means any person or entity that is not PARI, INSMED or any Affiliate of either PARI or INSMED.

1.46                        “Third Party License Agreement” means that agreement entered into between the *** (“***”) and PARI dated ***, as amended.

1.47                        “United States” means the United States of America and all of its territories and possessions.

ARTICLE II
GOVERNANCE; JOINT STEERING COMMITTEE

2.1                               Joint Steering Committee.

(a)                                       Membership.  The Parties hereby agree to utilize the JSC (as defined in the License Agreement and established pursuant to Section 2.3.1 of the License Agreement), to perform the additional responsibilities set forth below.  As set forth in the License Agreement, the JSC shall consist of three (3) representatives from each Party.  The representatives of the JSC as of the Effective Date are set forth on Exhibit D attached hereto.  Each Party shall designate one (1) of its representatives as the co-chairperson of the JSC.  Each Party may replace its appointed JSC representatives or co-chairperson at any time upon reasonable written notice to the other Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)                                       Responsibilities.  The responsibilities of the JSC under this Agreement shall be:

(i)                                    to discuss INSMED’s worldwide strategy for the commercialization of the INSMED Product;

(ii)                                to discuss the strategy for the sublicensing and commercialization of the PARI Products with INSMED’s strategy set forth in subsection (i) above;

(iii)                            to facilitate the exchange of information between the Parties with respect to the activities hereunder;

(iv)                             to establish procedures for the efficient sharing of information necessary for the supply of the PARI Products;

(v)                                 to share and discuss PARI’s performance under this Agreement, including without limitation the quality of the PARI Products supplied hereunder;

(vi)                             to share, discuss and coordinate between the Parties to ensure that the overall market demand of PARI Products for use with INSMED Product is met;

(vii)                         to create subcommittees as the JSC may find necessary or desirable from time to time to coordinate specific activities within the scope of the JSC’s responsibilities;

(viii)                     to review, discuss and decide the process for establishing a call center for support and processing complaints regarding the INSMED Product and PARI Products in the EU;

(ix)                             to review, discuss and implement appropriate policies regarding social media related to the Parties activities contemplated by this Agreement;

(x)                                 to oversee the activities of subcommittees created under this Agreement; and

(xi)                             to perform such other functions as appropriate to further the purposes of this Agreement as allocated to it in writing by the Parties.

(c)                                        Guiding Principles.  The JSC shall perform its responsibilities based on the principles of good faith, diligence, prudence and good scientific and business judgment.  The JSC shall have only the powers assigned expressly to it under this Article 2 and elsewhere in this Agreement, and the JSC shall not have any power to amend, modify or waive compliance under this Agreement. The Parties acknowledge and agree that if there is any inconsistency between the JSC’s role and responsibilities under the License Agreement and the role and responsibilities of the JSC under this Agreement, in each case with respect to the manufacture and supply of PARI Products, this Agreement shall control. In addition, the scope of the JSC’s role and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

responsibilities under this Agreement or the License Agreement shall not in any way limit a Party’s rights under this Agreement, including any decisions allocated to it hereunder.

(d)                                       JSC Meetings.  JSC meetings shall be held as often as the Parties mutually agree are necessary but at least twice every year (alternating each in-person meeting between a location selected by PARI and a location selected by INSMED), or on another schedule agreed to by the Parties. In person meetings may be waived and conference calls substituted as agreed to by the JSC. With the consent of the representatives of each Party serving on the JSC, other representatives of each Party may attend meetings as non-voting observers (provided such non-voting observers have confidentiality obligations to such Party that are at least as stringent as those set forth in this Agreement).  Meetings of the JSC shall be effective only if at least one (1) representative of each Party is present or participating.  Each Party shall be responsible for all of its own expenses of participating in the JSC meetings. The JSC will be chaired by a representative of INSMED.  The role of the chairperson shall be to convene and preside at meetings of the JSC, but the chairperson shall have no additional powers or rights beyond those held by the other Committee representatives. Within *** (***) Business Days following each JSC meeting, the chairperson shall prepare and deliver to the members of the JSC the minutes of such meeting for review and approval by both Parties.  The minutes shall reflect, without limitation, all material decisions made at such meetings.  Such minutes will be deemed approved unless one or more members of the JSC object to the accuracy of such minutes within *** (***) Business Days of receipt thereof.

(e)                                        Void Decisions.  Notwithstanding anything to the contrary in this Agreement, no decision by either Party would be effective if such decision requires the other Party to breach any obligation or agreement with a Third Party, or to perform any activities that are different or greater in scope than those provided for specifically under this Agreement.

2.2                               Subcommittees.

(a)                                       Membership.  The JSC may establish subcommittees to coordinate specific activities within the scope of the JSC’s responsibilities.  Each such subcommittee shall consist of two (2) representatives from each Party.  Each Party may replace its appointed subcommittee representatives at any time upon reasonable written notice to the other Party.  Each Party shall designate one (1) of its representatives as the co-chairpersons of each subcommittee. The Parties will agree on the responsibilities of a subcommittee before it will be established.

(b)                                       No Decision Making.  No subcommittee shall have the authority to make any decisions on behalf of the Parties.

(c)                                        Subcommittee Meetings.  Other representatives of each Party may attend meetings as nonvoting observers (provided such nonvoting observers have confidentiality obligations to such Party that are at least as stringent as those set forth in this Agreement).  Meetings of the subcommittees shall be effective only if at least one (1) representative of each Party is present or participating.  Each Party shall be responsible for all of its own expenses of participating in the subcommittee meetings.  Within *** (***) Business Days following each

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

subcommittee meeting, INSMED shall prepare and deliver to the members of the subcommittee the minutes of such meeting for review and approval by both Parties.

ARTICLE III
COMMERCIALIZATION

3.1                               Overview.  PARI shall be responsible for Manufacturing and supplying PARI Products to INSMED, its Affiliates and permitted Sublicensees (as such term is defined in the License Agreement) in the INSMED Territory in compliance with the terms of this Agreement, including all Applicable Laws and Standards, and for training the appropriate key INSMED commercial team members who train general INSMED commercial team members. Unless expressly provided otherwise and agreed to by the Parties in the Territory-Specific Appendix, INSMED shall have the sole right to, in its sole discretion, promote, advertise, and distribute INSMED Products, provided that INSMED shall do so in compliance with all Applicable Laws and Standards.  The Parties shall cooperate in good faith to fulfill their respective obligations under this Agreement. Notwithstanding the foregoing, PARI must approve all PARI Products related sections of promotional and/or advertising materials generated for the INSMED Products prior to any use or dissemination of such materials; provided that such approval shall not be unreasonably withheld or delayed, and PARI’s failure to respond to a request for approval within *** (***) Business Days will be deemed approval.  PARI shall not use or disseminate any promotional and/or advertising materials for the Device, except that PARI shall be permitted to do so as to Device Accessories and the *** (as a stand alone item), or, to the extent not exclusively related to the INSMED Products, any other PARI Products without INSMED’s prior written approval; provided that such approval shall not be unreasonably withheld or delayed, and INSMED’s failure to respond to a request for approval within *** (***) Business Days will be deemed approval.  PARI agrees to comply with the following INSMED policies and instructions to the extent applicable: (i) tracking expenditures in sufficient detail, and providing such information in a timely manner and a form and format required by INSMED so as to enable INSMED to comply with Applicable Laws, including any state or federal “sunshine” reporting requirements applicable to the INSMED Product; (ii) any policies regarding social media (which might include, for example, disabling “comment” features) implemented by the JSC; (iii) refrain from editing any promotional content (for the avoidance of doubt promotional content shall not include any labelling or packaging of PARI Products) relating to the INSMED Product other than as may be specifically requested by INSMED and approved through INSMED’s promotional review process; and (iv) submission of any proposed promotional content or scripts relating to the INSMED Product sufficiently in advance of proposed use to permit INSMED time to approve/reject/modify such data.

3.2                               Commercialization of PARI Products.  PARI shall sell the PARI Products to INSMED or any Third Party designated by INSMED (other than a PARI Competitor) as its representative in accordance with the terms of this Agreement to be further distributed to end users for use with the INSMED Product.

3.3                               Territory-Specific Appendixes.  Promptly after INSMED submits a MAA for an INSMED Product in a particular country(ies), but in any event no later than *** (***) days prior

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to the earliest anticipated approval date by the appropriate Regulatory Authority in a particular country(ies), the Parties shall agree on a Territory-Specific Appendix setting forth the commercial terms governing such country(ies), which shall contain the applicable Price for each territory in the ROW (other than EU), the T-S Branding Strategy and any other material terms and conditions that are specifically necessary to commence commercial sales of the PARI Products and INSMED Product in such country(ies).  Such Territory-Specific Appendixes shall then be attached to this Agreement and incorporated in this Agreement.  Thereafter, the Parties may modify or supplement such Territory-Specific Appendixes from time to time by written agreement; provided, that PARI shall not withhold consent to any modification or supplement to a Territory-Specific Appendix to the extent such modification or supplement is required by the appropriate Regulatory Authority in the applicable country. If the Parties are unable to agree on the terms of any Territory-Specific Appendix (including any T-S Branding Strategy included therein) within *** (***) days after either Party begins negotiations for such Territory-Specific Appendix, then the provisions of Section 13.8 of this Agreement shall apply.

3.4                               Branding Generally.  Subject to applicable Regulatory Requirements, the packaging, labeling and promotional materials for both the PARI Products and the INSMED Products will be consistent with a branding strategy to be agreed upon by the Parties and included as part of each Territory-Specific Appendix (the “T-S Branding Strategy(ies)”).  Unless the Parties agree otherwise under the applicable T-S Branding Strategy, each T-S Branding Strategy shall contain the following elements:

(a)                                       PARI Product Branding.  PARI shall be responsible for, and shall work together with INSMED in good faith in selecting trademarks for use on or in connection with any PARI Product that is aligned with PARI’s branding strategy for eFlow products.  PARI will label the packaging for the Device and the packaging for the Nebulizer Handset of the Device.  As determined by PARI (and reasonably acceptable to INSMED), packaging for the Device will include the PARI word mark and/or logo and/or the PARI Pharma logo, the eFlow® technology word mark and logo, a dedicated, unique brand name for the Device, and the Drug Reference (as defined below).  The Nebulizer Handset component of the Device will include the dedicated, unique brand name for the Device and the Drug Reference.  The aerosol head component of the Device will include only the dedicated, unique brand name for the Device.  Each of the above Device components will have a distinct item number, and all such item numbers will be identified on the packaging for the Device and the packaging for the Nebulizer Handset.  For purposes of this Section 3.4, unless specified otherwise by Regulatory Authorities, the “Drug Reference” means either (i) the generic drug name associated with the INSMED Product, and/or (ii) INSMED’s trademark for such INSMED Product, depending upon the status of INSMED’s branding for the INSMED Product at the time of commercialization by the Parties as contemplated herein.  Notwithstanding the foregoing, the Parties shall discuss the precise forms of co-branding to accompany the Device and Nebulizer Handset and the INSMED Products, including support or other promotional materials therefor, to promote the use of the Device and Nebulizer Handset exclusively with the INSMED Product and use of the INSMED Product in the INSMED Field exclusively with the Device and Nebulizer Handset.  INSMED shall not modify PARI’s labeling in any way (including by over-labeling).  Except as expressly set forth in this Agreement (including, but not limited to Section 3.1), INSMED shall not use any videos,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

photographs or graphic depictions of the PARI Products without PARI’s prior written approval; provided that such approval shall not be unreasonably withheld or delayed, and PARI’s failure to respond to a request for approval within *** (***) Business Days will be deemed approval.

(b)                                       INSMED Product Branding/PARI Product Recognition.  INSMED shall be responsible for, and shall have sole discretion, in selecting trademarks for the use on or in connection with any INSMED Product and determining the packaging, labeling and branding of any INSMED Product; provided, however, that, where it determines are appropriate, INSMED shall provide recognition of the PARI Product approved by the applicable Regulatory Authority for use with the INSMED Product.  In addition, subject to Regulatory Requirements, INSMED agrees to include in the product labeling for the INSMED Product the precise Device brand name and the Device item number(s) approved to administer the INSMED Product. Except as expressly set forth in this Agreement, PARI shall not use any videos, photographs or graphic depictions of the INSMED Products without INSMED’s prior written approval; provided that such approval shall not be unreasonably withheld or delayed, and INSMED’s failure to respond to a request for approval within *** (***) Business Days will be deemed approval.

(c)                                        PARI Supply Restriction.  PARI shall not supply any Devices or any other product that is branded for use with any INSMED Product to any Third Party for use with any product other than an INSMED Product.

3.5                               Product Support.  PARI shall, at its own expense, and in accordance with Applicable Law and Standards establish and maintain product support capabilities for PARI Products consistent with the terms to be set forth in any Territory-Specific Appendix, including without limitation a call center or call centers and hotlines for patient support and warranty claims for PARI Products to all patients using PARI Products in the United States and Germany with toll-free access in the United States. Unless the Territory-Specific Appendix for the United States expressly states otherwise, INSMED will establish a call center for support in the United States and there will be a warm transfer of telephone calls received by the INSMED call center to PARI of all problems and complaints regarding the PARI Products. The process for establishing a call center for support and processing complaints regarding the INSMED Product and PARI Products in the EU will be reviewed, discussed and decided by the JSC. PARI shall establish such patient support capabilities for PARI Products prior to the first commercial sale of any INSMED Product in the United States and Germany, pursuant to the specific requirements in the applicable Territory-Specific Appendix and in compliance with any requirements set forth in the Safety Data Exchange Agreement. For all other countries PARI will establish an English speaking service support to communicate with local distributors which will be available during normal business hours in Germany.  Each Territory-Specific Appendix may set forth any additional product support capabilities for PARI Products and for INSMED Products.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE IV
PAYMENTS

4.1                               Pricing.

(a)                                       Prices. PARI shall Manufacture and sell the PARI Products at the prices (the “Prices”) set forth in Exhibit I. Each Party acknowledges that the Prices were determined pursuant to an arms-length transaction.

(b)                                       Distributors. Notwithstanding anything to the contrary in this Agreement or the License Agreement, the Parties acknowledge that PARI has established a network of distributors. If requested by INSMED, INSMED and PARI will discuss in good faith the possibility of utilizing that existing network on terms to be mutually agreed and as set forth in this Agreement; provided that the foregoing shall not limit INSMED’s right or ability to utilize distributors of its own choice.

(c)                                        ***. Notwithstanding anything to the contrary in this Agreement, during the Term, PARI agrees to sell the Device to INSMED in any country at the *** at which any *** is sold by *** or its ***, as applicable, to a Third Party in the respective ***, taking into account *** for the Device in transactions with ***, and in each case based on *** and ***.  For purposes of the foregoing, “***” means any *** with a *** and *** used for the same ***, or, if no *** is used for the same ***, for *** *** and *** and with a *** (based on ***) and *** (as described in more detail in Exhibit A).

4.2                               Invoicing.  Except as otherwise set forth in Article VI of this Agreement, PARI shall invoice INSMED when PARI *** the PARI Products pursuant to the Initial Purchase Order or the Purchase Orders.  Subject to the terms and conditions of this Agreement, INSMED shall pay all undisputed invoices for the PARI Products delivered and accepted in accordance with Section 7.4 within *** (***) calendar days after the acceptance of shipment and receipt of the invoice.

4.3                               Payment.

(a)                                 Currency.  All references to “Dollars” or “$” means the legal currency of the United States.  All references to “Euros” or “€” means the legal currency of the Eurozone.  In the event any PARI Product is ordered for delivery outside the United States or Canada, the currency for payment shall be Euros.  With respect to the Prices for the United States and Canada set forth in Section 4.1 above, if the exchange rate of Euros to Dollars, based on the conversion rate reported by Reuters, Ltd. for the last Business Day immediately preceding the applicable invoice date (the “Invoice Date Exchange Rate”), is higher or lower than the mean exchange rate of the *** prior to the Effective Date (the “Effective Date Exchange Rate”), as set forth on Exhibit E,  by ***% or more, then the Price shall be adjusted as follows:

(i)                                    if the exchange rate has increased by more than ***%:

the Price shall be equal to the sum of (X) the Price set forth in Section 4.1(a)(i), (ii) or (iii), as applicable, plus (Y) the product of (A) the Price set forth in Section 4.1(a)(i), (ii) or (iii), as applicable, multiplied by (B) the amount equal to (x) the quotient of (a) the Invoice Date Exchange Rate divided by (b) the Effective Date Exchange Rate, minus (y) ***.  By means of example, if the Effective Date Exchange

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Rate is ***, the Price is $*** and the Invoice Date Exchange Rate is ***, then the new Price will be computed as follows: $*** + ($*** x ((***/***) — ***))) = $***.

(ii)                                if the exchange rate has decreased by more than ***%:

the Price shall be an amount equal to the difference between (X) the Price set forth in Section 4.1(a)(i), (ii) or (iii), as applicable, and (Y) the product of (A) the Price set forth in Section 4.1(a)(i), (ii) or (iii), as applicable, multiplied by (B) the amount equal to (x) *** minus (y) the amount equal to the quotient of (a) the Invoice Date Exchange Rate divided by (b) the Effective Date Exchange Rate.  By means of example, if the Effective Date Exchange Rate is ***, the Price is $*** and the Invoice Date Exchange Rate is ***, then the new Price will be computed as follows: $*** - ($*** x (*** - (***/***))) = $***.

(b)                                 Payment Type.  All payments pursuant to this Agreement for the PARI Products shall be paid to the address listed on the applicable invoice.

(c)                                  Withholding of Taxes.  INSMED may withhold from payments due to PARI amounts for payment of any withholding tax that is required by law to be paid to any taxing authority with respect to such payments.  INSMED shall provide to PARI all necessary documents and correspondence and written evidence to demonstrate the payment of such tax, and shall also provide to PARI any other cooperation or assistance on a reasonable basis as may be necessary to enable PARI to claim exemption from such withholding taxes and to receive a full refund of such withholding tax or claim a tax credit.

(d)                                 Late Payments.  Any payments or portions thereof due hereunder which are not paid when due (unless disputed by INSMED in good faith) shall bear interest equal to the prime rate as reported by the Chase Manhattan Bank, New York, New York, on the date such payment is due, plus an additional *** percent (***%) per year calculated on the number of days such payment is delinquent or the maximum amount allowed by Applicable Laws and Standards, whichever is lower.  This Section 4.3(d) shall not limit other remedies available to PARI.

4.4                               Royalties.  INSMED shall pay PARI royalties pursuant to Article 6 of the License Agreement in accordance with the terms of the License Agreement, as amended pursuant to Section 12.1 of this Agreement.

ARTICLE V
REGULATORY

5.1                               Regulatory Assistance.

(a)                                 The Parties shall cooperate in good faith to obtain any Regulatory Approvals for the use of PARI Products with INSMED Products; provided, however, that as to ROW PARI shall be provided with sufficient lead time and prior to requesting any such cooperation from PARI, INSMED shall be committed to use commercially reasonable efforts to launch the INSMED Products in the applicable country(ies).  PARI shall provide regulatory and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

technical information relating to the Manufacture and supply of PARI Products and/or components thereof as reasonably requested by INSMED to the extent required by a Regulatory Authority or that the Parties mutually agree will be helpful for a filing with a Regulatory Authority.  Alternatively, if PARI determines it is reasonably necessary to protect PARI Know-How related to eFlow or the Manufacture of PARI Products and if permitted by the applicable Regulatory Authority, PARI shall notify INSMED and make such information available to Regulatory Authorities directly (e.g. via a master file for devices or equivalent documents). INSMED shall provide regulatory and technical information and Data relating to the INSMED Products as reasonably requested by PARI to the extent required by a Regulatory Authority or that the Parties mutually agree will be helpful for a filing with a Regulatory Authority or in order for PARI to create its technical file of the CE documentation or similar documents.  PARI shall cooperate with any inspection of its facilities (including facilities of its Affiliates) by any Regulatory Authority relating to the PARI Products.  INSMED shall cooperate with any inspection of its facilities (including facilities of its Affiliates) by any Regulatory Authority relating to the INSMED Products.  Each Party shall notify the other Party, as soon as reasonably practicable but in any event within *** (***) Business Days via telephone, followed by a notice in writing in the event any action is taken or threatened by a Regulatory Authority relating to the PARI Products and the INSMED Products, as applicable.

(b)                                       It is currently anticipated by the Parties that, with respect to the United States, the Device regulatory path shall not include a separate 510(k) submission to CDRH for clearance of the Device.  Instead, the Parties currently anticipate proceeding with a single marketing application for the combination product (Device and INSMED Product) in the form of a New Drug Application for the INSMED Product, which single marketing application will contain a Device module similar in format and content to a 510(k) application.

5.2                               Reimbursement Assistance.  The Parties shall cooperate in good faith to obtain any reimbursement approval for the use of the Device with the INSMED Product (subject to the provisio set forth in the first sentence of Section 5.1(a) above).  Each Party shall provide to the other reasonable and accurate regulatory and technical information relating to the PARI Products and/or components thereof or the INSMED Products and/or components thereof, as applicable, as reasonably requested by a payor source (without compromising confidentiality and in compliance with all applicable laws).

5.3                               Safety Data Exchange Agreement.  Within *** (***) days after submission to a Regulatory Authority for Marketing Approval in any given country of the INSMED Product, the Parties shall enter, with respect to such country, into a safety data exchange agreement governing the safety data exchange, adverse event reporting, patient support and management of patient compliance relating to the Device, Device Accessories and INSMED Product (each a “Safety Data Exchange Agreement”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.4                               Recall.

(a)                                 PARI Product.

(i)                                    Each Party shall promptly notify the other Party in writing (which notice shall be provided within *** (***) hours) if any Regulatory Authority or other governmental agency having jurisdiction requests or orders it to conduct a Recall of any PARI Product, or with respect to PARI, if PARI determines to undertake a Recall of any PARI Product voluntarily.  Prior to the beginning of any such Recall, the Parties agree to discuss the Recall process if practicable.  Promptly after being notified of such Recall, but in no event later than may be required to permit such Party conducting such Recall to meet applicable Regulatory Requirements, the other Party shall provide the Party conducting such Recall with reasonable assistance in connection with such Recall as requested by the Party conducting such Recall.

(ii)                                If PARI is required or determines to effect any such Recall of the PARI Product, then PARI shall solely manage such Recall and be responsible for (i) the cost of notifying end users; (ii) costs associated with the collection and shipment from end users of the PARI Product(s) subject to such Recall; and (iii) costs of replacing such PARI Product(s), including the cost of shipping the replacement PARI Product(s) to the affected end users.

(iii)                            In the event that the INSMED Product is Recalled and such Recall does not result from a PARI Product or from PARI’s breach of its obligations hereunder or the gross negligence or willful misconduct of PARI or any of its Affiliates in its or their performance under this Agreement or the Quality Agreement and as a consequence the FDA or other Regulatory Authority also requires the Device be retrieved or recalled for any reason, then INSMED will bear the costs (x) of notifying end users; (y) costs associated with the collection and shipment from end users of the PARI Product(s) subject to such Recall; and (z) costs of replacing such PARI Product(s), including the cost of shipping the replacement PARI Product(s) to the affected end users.

(b)                                       INSMED Product.  INSMED shall promptly notify PARI in writing if any Regulatory Authority or other governmental agency having jurisdiction requests or orders it to conduct a Recall of any INSMED Product, or if it determines to undertake a Recall of any INSMED Product voluntarily.  Prior to the beginning of any such Recall, the Parties agree to discuss the Recall process if practicable.  INSMED shall solely manage such Recall and be responsible for (i) the cost of notifying end users; (ii) costs associated with the collection and shipment from end users of the INSMED Product subject to such Recall; and (iii) costs of replacing such INSMED Product, including the cost of shipping the replacement INSMED Product(s) to the affected end users.  Notwithstanding anything to the contrary in this Section 5.4(b), to the extent INSMED is required to effect any Recall of an INSMED Product and such Recall results from a PARI Product or from PARI’s breach of its obligations hereunder or the gross negligence or willful misconduct of PARI or any of its Affiliates in its or their performance under this Agreement or the Quality Agreement, PARI shall, to the extent resulting from the PARI Product or from PARI’s or its Affiliates’ (as applicable) breach of its obligations hereunder, or gross negligence or willful misconduct in its or their performance under this Agreement or the Quality Agreement, bear the expense of repackaging any INSMED Product that is still in INSMED’s or its Affiliates’ or their distributor’s possession or control and replacing the PARI Products packaged with such INSMED Products.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.5                               Deficiency Audits. INSMED shall have the right at its own cost to inspect and audit, or cause to be inspected and audited, the facilities, books and records of PARI which directly relate to (i) a Regulatory Authority-identified deficiency, provided that such deficiency is related to information or materials that PARI provided to INSMED; and/or (ii) a material breach in PARI’s performance under this Agreement (each a “Deficiency”). INSMED shall have the right at its own cost to inspect or audit, or caused to be inspected or audited, any document, process, system, procedure, product or material that has resulted in a Deficiency (a “Deficiency Audit”).

ARTICLE VI
MANUFACTURE AND SUPPLY OF PARI PRODUCTS

6.1                               Manufacture of PARI Products.  PARI shall Manufacture all PARI Product(s) in accordance with this Agreement, the Quality Agreements, the applicable Device Specifications and Applicable Laws and Standards.  Within *** days from the Effective Date, the Parties will enter into two substantially equivalent agreements (one to cover the US/Canada and the other for the ROW) governing the change control processes, cGMP, quality system regulations, other standards and procedures for manufacturing and supplying the Device and the Device Accessories as required by Applicable Laws and Standards and Regulatory Requirements customary for similar agreements (“Quality Agreements”). Upon their execution, the Quality Agreements will be attached as Exhibit F.  Any modification(s) to the Device Specifications that could: (i) affect the Regulatory Approval of the Device or Device Accessories, as applicable, or (ii) have a material adverse effect on the development of the PARI Products and the manufacture thereof, including the quality, reliability, robustness or user interface of the Device or which would otherwise have an adverse effect on the INSMED Product when used with the Device or Device Accessories, as applicable, shall be subject to the Parties’ written agreement prior to their implementation provided, however, that if INSMED has not responded to PARI in writing within *** (***) Business Days of receipt of PARI’s notice regarding such modifications, then INSMED shall be deemed to have approved such modifications. PARI shall promptly inform the JSC of any other PARI Product modification(s) that could give rise to questions on the part of end-users or others involved in Device distribution.

6.2                               Forecasts.  Subject to Section 6.3 with respect to the Initial Forecast, after submission to a Regulatory Authority for Marketing Approval of the INSMED Product in any given country but no less than *** (***) months prior to the anticipated First Commercial Sale in such country and thereafter on a quarterly basis during the Term, at least *** (***) days before the end of each calendar quarter, INSMED shall provide PARI with its good faith, reasonable written projections (broken down by Devices, *** and Nebulizer Handsets) of the anticipated total market requirements of PARI Products for each country in the INSMED Territory (“Forecast”), on a *** basis during the *** (***)-*** period immediately following the calendar quarter in which such projection is issued. The forecasted quantities of PARI Products set forth in each Forecast are non-binding, good faith estimates provided solely to assist PARI in its production planning.   All Forecasts shall be deemed INSMED Confidential Information. PARI shall use commercially reasonable efforts to commence scale-up activities to transition from clinical supply to commercial supply based on INSMED’s Forecasts which shall be reasonably explained by INSMED to PARI.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.3                               Initial Purchase Orders for PARI Products.  No later than *** (***) days prior to the earliest anticipated approval date by the Regulatory Authority of a MAA in any given country of the INSMED Product, INSMED shall provide PARI with a PARI Product purchase order for a quantity of PARI Products by item number (each an “Initial Purchase Order”).  PARI shall produce sub-components for Devices and Nebulizer Handsets as specified in the Initial Purchase Order. Such sub-components shall not be labeled with a trademark or according to the branding strategy until INSMED and PARI will have mutually agreed and confirmed in writing the labeling of the Devices and Nebulizer Handsets. The shipment date of the Devices and Nebulizer Handsets covered by such Initial Purchase Order shall allow PARI a lead time of *** (***) days from the date of written agreement on the labeling of the Device and Nebulizer Handset for completing the finished components.  Notwithstanding the above, if requested in writing by INSMED as an amendment to the Initial Purchase Order, PARI shall complete production and ship *** as requested in the amendment of the PARI Products ordered in the Initial Purchase Order within *** (***) days of the receipt of such amendment.  The amendment shall include the requested labeling of the Device including the Nebulizer Handset, packaging, and instruction for use. The remaining balance of the Initial Purchase Order shall be shipped within *** (***) days from the date of written confirmation by INSMED on the labeling of the Device and Nebulizer Handset.  For the avoidance of doubt, if INSMED requests the production and shipment of *** of the PARI Products ordered in the Initial Purchase Order before the date of written agreement on the labeling of the Device and Nebulizer Handset, INSMED shall pay for such portion of the Initial Purchase Order as set forth below regardless of whether the labeling of the Device and Nebulizer Handset changes for any reason. Notwithstanding the foregoing, if PARI needs to change the labeling upon request by INSMED or any relevant Regulatory Authority, then INSMED shall promptly reimburse PARI for the additional cost incurred by PARI and any resulting delay in shipment shall not be deemed a breach of this Agreement and such late shipment shall not be included to determine a Failure Event.  PARI shall store such PARI Products until such time as PARI delivers such PARI Products on the dates and to the locations to be provided by INSMED, to the extent allowed by applicable law, in written instructions to PARI prior to the First Commercial Sale in the U.S. or in the European Union, as applicable.  Notwithstanding Section 4.2 above, PARI shall provide INSMED with an invoice for the PARI Products manufactured by PARI pursuant to such Initial Purchase Order upon receipt and confirmation of the Initial Purchase Order, and INSMED shall pay the invoice submitted by PARI for the Initial Purchase Order within *** (***) calendar days after the date of invoice.

6.4                               Subsequent Purchase Orders.

(a)                                 PARI shall supply PARI Products to INSMED in accordance with the terms and conditions of this Agreement, and in accordance with the purchase orders submitted to PARI by INSMED (the “Purchase Orders”).  Each Purchase Order shall include item numbers and quantity, delivery location(s), contact information and shipment date(s).  PARI shall ship the quantity of PARI Products specified in each Purchase Order no less than *** (***) days after the date and confirmation of such Purchase Order by PARI, unless otherwise agreed to by PARI and INSMED; provided, however, that no such Purchase Order shall have a shipment date prior to the *** day following the date of receipt by PARI of the Initial Purchase Order.  PARI shall

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

accept all Purchase Orders for quantities of PARI Products that are set forth in the most recent Forecast for the applicable time period, and PARI shall use commercially reasonable efforts to accept and fill Purchase Orders placed by INSMED that are *** of the forecasted quantities for such time period.  PARI shall notify INSMED within *** (***) Business Days if it cannot meet the requested shipment date for the ***; provided, however that failure by PARI to fulfill such *** shall not be deemed a breach under this Agreement.

(b)                                 PARI’s sale of PARI Products hereunder shall be subject to the terms and conditions of this Agreement and not to any terms and conditions stated on any Purchase Order, PARI’s written acceptance of a Purchase Order or other document not effectively amending this Agreement, except insofar as such Purchase Order or other document establishes the quantity, delivery date, specific shipping requirements and destination of shipment of PARI Products ordered.  Any additional, inconsistent or different terms and conditions contained in such other documents are hereby expressly rejected.

(c)                                  Rush orders for PARI Products requesting a delivery date sooner than *** (***) days after the date of such Purchase Order (other than the Initial Purchase Order) may incur additional charges.  Such additional charges shall be equal to the actual cost incurred by PARI (over and above non-rush order costs) due to such rush order.

6.5                               Continuity of Supply.  The Parties recognize that continuity in the manufacture and supply of the PARI Products is critical for patient care and for the commercial success of the PARI Products and the INSMED Product(s).  The Parties have agreed on the following terms and conditions in this Section 6.5 to minimize the risk of discontinuity in such manufacture and/or supply.

(a)                                       Contingency Plan.  On or about *** days prior to the earliest anticipated First Commercial Sale of the INSMED Product, PARI will provide to INSMED its draft contingency plan for ensuring the continuity of manufacture and supply of PARI Products in the event of a Supply Interruption or other Failure Event (each as defined in Section 6.5(c)) (the “Contingency Plan”).  INSMED shall have the opportunity to review and comment on such draft Contingency Plan and the Parties shall finalize such Contingency Plan by mutual written agreement (not to be unreasonably withheld).  As part of such Contingency Plan, the Parties may discuss in the future the possibility for PARI to use commercially reasonable efforts to negotiate in good faith and implement a reasonably acceptable *** for the PARI Products, which may include a *** for such PARI Products by PARI or its Affiliates, and any such discussions shall also include the *** of *** and *** related to the implementation of such a ***.

(b)                                       Safety Stock.  For the purpose of guarding against unexpected changes in market demand or unforeseen manufacturing failures, delays and shortfalls, PARI agrees to maintain, at its own cost and expense, safety stock of the Devices, *** and Nebulizer Handsets (the “Safety Stock”), equal to *** (***) months supply as set forth in the most current Forecast.  PARI shall have the Safety Stock in place beginning *** days after the first Marketing Approval of the INSMED Product. PARI shall have the right to freshen the Safety Stock from time to time by rotating such Safety Stock provided that the minimum quantity of Safety Stock is not reduced

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

through such process.  In addition, an additional *** (***) months of safety stock may be maintained by INSMED at its expense.

(c)                                        Back-up Manufacturer.

(i)                                    Notice of Supply Interruption.  In the event of any interruption of PARI’s ability to supply Devices in accordance with this Agreement for any reason, (a “Supply Interruption”), PARI shall promptly notify INSMED.  Upon the occurrence of any Supply Interruption, the Parties will meet immediately and discuss in good faith all appropriate actions to remedy and cure the Supply Interruption.  PARI will use *** to cure the Supply Interruption as soon as possible.  Upon the occurrence of a Supply Interruption, PARI shall be permitted to use the Safety Stock to cure such Supply Interruption.  Promptly following the event of a Supply Interruption, PARI shall prepare a plan to address any deficiencies or cause(s) of such interruption, provide a draft of the plan to INSMED (including a plan for filling up the Safety Stock if PARI used the Safety Stock to cure the Supply Interruption or an otherwise potentially incomplete Purchase Order) for review and agreement, and will implement all reasonable comments from INSMED as soon as possible.

(ii)                                Failure Event.  The Parties acknowledge the possibility that one or more of the following events (each, a “Failure Event”) may occur:

(1)                                 PARI undergoes a voluntary or involuntary dissolution;

(2)                                 PARI ceases to conduct business in the normal course, becomes insolvent, files for bankruptcy, is subject to a bankruptcy proceeding or otherwise becomes bankrupt, makes a general assignment for the benefit of creditors, admits in writing its inability to pay its debts as they are due, permits the appointment of a receiver for its business or assets, avails itself of or becomes subject to any proceeding under any statute of any governing authority relating to insolvency or the protection of rights of creditors; or

(3)                                 PARI’s failure to supply at least *** percent (***%) of all quantities of Devices, Nebulizer Handsets and *** (which, for purposes of calculating a Failure Event under this subsection (3), shall be calculated ***) set forth in all accumulated Purchase Orders (but only to the extent each such Purchase Order is within the applicable forecasted amount) in any *** (***) consecutive ***; provided that in order for a shortage in supply to qualify under this subsection (3), the delivery date in the applicable Purchase Order corresponding to such supply shortage must be at least *** (***) days from the delivery date in any other Purchase Order for which a shortage in supply occurred and is being applied towards a Failure Event under this subsection (3); and provided further that PARI shall be permitted to use Safety Stock to avoid an incomplete Purchase

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Order, in which case such Purchase Order shall be deemed complete and not be counted towards the occurrence of a Failure Event.

(iii)                            Notification of Failure Event.  PARI shall promptly notify INSMED in writing upon the occurrence of any Failure Event set forth in subsection (1) or (2) in clause (ii) above. INSMED may notify PARI in writing upon the occurrence of an event set forth in subsection (3) of clause (ii) above (each such notice provided pursuant to this Section 6.4(c)(iii), a “Notice of Failure Event”).

(iv)                             Cure.  If a Failure Event set forth in Section 6.5(c)(ii)(3) occurs, PARI shall provide INSMED a written proposal which includes: (1) a statement of the exact amount of Safety Stock and other PARI Products available pro rata to INSMED, as applicable, remaining in PARI’s inventory; (2) the current and expected (based on the Forecast) shipments for PARI Products; and (3) PARI’s plans for remedying such Failure Event within the Cure Period.  Such remedies may include, but are not limited to, PARI’s implementation of the Contingency Plan, establishment of a new manufacturing line at an alternate PARI facility or PARI establishing an agreement with a Third Party to begin manufacturing.  INSMED will have *** (***) days to review and give good faith consideration to PARI’s written proposal and, provide comments to PARI’s proposal for cure.

(v)                                 Alternative Supplier.  If a Failure Event set forth in Section 6.5(c)(ii)(1) or Section 6.5(c)(ii)(2) occurs or if PARI fails to cure any Failure Event set forth in Section 6.5(c)(ii)(3) within the Cure Period, then INSMED shall have the right to obtain PARI Products from an alternate supplier of its choice other than a PARI Competitor (an “Alternative Supplier”) and the further provisions of this Section 6.5(c)(v) shall apply.

(1)                                 PARI shall grant INSMED a limited, non-exclusive right and license, with the right to grant sublicenses of INSMED’s rights under the PARI Intellectual Property (in accordance with the terms and conditions of this Agreement and the License Agreement, excluding the payment terms for PARI Products under this Agreement), to make or have made the PARI Products solely for use with the INSMED Product(s) in the INSMED Field in the INSMED Territory (the “Back-Up License”). The Back-Up License shall survive any termination of this Agreement by INSMED solely pursuant to Section 12.2(c) or 12.2(d) of this Agreement.

(2)                                 In the event INSMED requests that PARI initiate the transfer of its Data to an Alternative Supplier to support the Manufacture of PARI Products in accordance herewith, such Alternative Supplier shall first enter into a reasonable non-disclosure/confidentiality rights agreement with PARI to protect PARI’s Data, Confidential Information and PARI Intellectual Property associated with such transfer and such transfer shall be in accordance with the terms and conditions of this Agreement and the License Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(3)                                 Upon written notice from INSMED, PARI shall promptly initiate and complete the transfer of the Data set forth below to support the Manufacture of PARI Products pursuant to the Back-Up License at PARI’s sole cost and expense to INSMED or INSMED’s Alternative Supplier in accordance herewith, and provide related reasonable technical assistance (including the availability of personnel) reasonably useful or necessary for such Manufacture, including the right to review all records related to such Manufacture upon reasonable advance written notice in accordance with Article X of this Agreement:

(a) the complete Manufacture standard operating procedures (“SOPs”), including a complete description of all PARI Intellectual Property, to the extent related to the Manufacture of PARI Products;

(b) all technical reports and materials related to the Manufacture process activities for the PARI Products, including all reports, documentation and other materials generated, to the extent not previously delivered to INSMED (if any), which at the time of such transfer are relevant to and would be required or useful to Manufacture the PARI Products as set forth herein using the processes as performed by PARI at such time;

(c) all regulatory filings relating to the Manufacture of the PARI Products, including the materials comprising the PARI Products; and

(d) all necessary Chemistry, Manufacturing and Controls (“CMC”) section documentation relating to the Manufacture of the PARI Products and required for regulatory filings.

(vi)                             Notwithstanding anything set forth in this Agreement or the License Agreement, in acknowledgment of PARI’s reasonable concern over the protection of PARI Intellectual Property, INSMED shall not (directly or indirectly) undertake, or cause to be undertaken by the Alternative Supplier, the proprietary aspects of Manufacture of the PARI Products (including without limitation the Device’s or Nebulizer Handset’s aerosol heads) in the countries listed on Exhibit G hereto, except to the extent such country currently listed no longer is listed on the TRIPS Priority Watch list.

(vii)                         If PARI regains the ability to manufacture and supply PARI Products and INSMED reasonably determines in good faith that PARI does have the ability to manufacture and supply PARI Products, then INSMED will use its *** to transition back to PARI the Manufacture of the PARI Products within a reasonable timeframe determined by INSMED in good faith after consultation with PARI, such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

timeframe not to exceed *** (***) days, provided that such maximum timeframe shall be reasonably extended to the extent necessary to comply with any necessary regulatory requirements or for INSMED to perform any ongoing clinical development activities.

(viii)                     For clarity, INSMED shall remain responsible for its royalty obligations in accordance with the terms of the License Agreement, as amended pursuant to Section 12.1 of this Agreement. Notwithstanding anything to the contrary contained herein, the Back-Up License and related rights set forth in this Section 6.5(c) shall terminate concurrently with any termination of the License Agreement by PARI under Section 15.2 of the License Agreement.

(ix)                             If INSMED and/or its Alternative Supplier (directly or indirectly) modifies or improves any PARI Intellectual Property, all such improvements and modifications, and all Intellectual Property rights thereto, are and will be exclusively owned by PARI (and included within the scope of the Back-Up License) and INSMED does hereby and will promptly (and shall secure and cause its Alternative Supplier to promptly) transfer and assign any and all such rights in such improvements and modifications to PARI without further consideration at INSMED’s sole cost and expense.

6.6                               Relationship to the License Agreement.  The provisions of this Agreement shall replace and supersede Section 8.9 and Exhibit 8.9 of the License Agreement in their entirety.

ARTICLE VII
DELIVERY

7.1                               Delivery.  PARI shall deliver to INSMED all PARI Products in conformance with each applicable Purchase Order.  PARI recognizes that time is of the essence under this Agreement.  PARI shall report to INSMED the occurrence of any event within or beyond its control which is likely to affect delivery under this Agreement. All PARI Product so delivered shall be accompanied by the following documentation, as applicable: (a) the serial numbers of the delivered Devices or aerosol heads; (b) any documentation required under this Agreement or the Quality Agreements, and (c) any documentation that PARI customarily includes in shipments of such Device and/or Device Accessories.

7.2                               Shipping; Risk of Loss.  All shipments for PARI Products will be made (x) *** in *** (INCOTERMS 2010) by a common carrier selected by PARI; and (y) in case of the United States and Canada, *** in *** (INCOTERMS 2010) by a common carrier selected by INSMED, such selection to be reasonably acceptable to PARI acting in good faith.

7.3                               Testing.  PARI shall test the orders of PARI Product to be supplied to INSMED in accordance with the terms and conditions set forth in the Quality Agreements.

7.4                               Acceptance.  INSMED shall have a period of *** (***) Business Days from the date of receipt of any shipment of the PARI Products to test for quality and visually inspect each

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

shipment for shortage in quantity or visible damages.  INSMED shall have the right to reject all or a portion of a shipment for any visible damage, or request for the shipment of additional units to the extent there is a shortage in quantity.  If INSMED rejects a shipment, it shall notify PARI in writing within such *** (***) Business Days, indicating the order number, date of delivery and the nature of the Device defect. Upon PARI’s receipt of a rejection from INSMED and PARI’s acceptance in good faith of such a rejection, PARI shall, at the option of INSMED, replace the Device and/or Device Accessory or replace the defective part or component, in each case at PARI’s sole expense.  Time shall be of the essence in PARI’s replacement of such defective part or component.  In the event INSMED does not so notify PARI of visible damage, a shortage of PARI Products or a quality issue within *** (***) Business Days after its receipt of any shipment thereof, INSMED shall be deemed to have accepted such shipment and shall be obligated to make payment therefor as provided in this Agreement.  Thereafter, INSMED may return any PARI Product only pursuant to Section 8.3 below.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

8.1                               Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party as follows:

(a)                                 Due Authorization.  Such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

(b)                                 Enforcement of Obligations.   This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

(c)                                  No Conflict.  The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder do not conflict with, or constitute a default or require any consent under, any contractual obligation of such Party.

(d)                                 Each Party represents and warrants and covenants that all relationships or arrangement between such Party and any federal, state or local government (or an agency thereof)) or any elected or appointed public official shall comply with all Applicable Laws and Standards, including without limitation lobbying restrictions, conflicts of interest requirements, and the Foreign Corrupt Practices Act.

8.2                               Representations and Warranties of PARI.  PARI represents, warrants, and covenants to INSMED as follows:

(a)                                       PARI is not debarred pursuant to the Federal Food, Drug and Cosmetic Act, excluded from a federal health care program, or debarred from federal contracting, and PARI shall not use any employee or consultant, in the United States, who has ever been so debarred or excluded or is, to PARI’s knowledge (after reasonable inquiry), the subject of such debarment or exclusion proceedings, or who has been convicted of or pled nolo contendere to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

any felony, or to any federal or state legal violation (including misdemeanors) relating to prescription drug or device products or fraud, or convicted of any other crime for which an entity or person could be so debarred or excluded (including by the FDA under 21 U.S.C. § 335a (or subject to a similar sanction of any other Regulatory Authority in the United States)).  PARI agrees that, if, during the Term, all or part of the above statement ceases to be accurate,  PARI shall immediately notify INSMED of such circumstance, and at INSMED’s option, acting reasonably, this Agreement shall terminate automatically as of the first date of such noncompliance);

(b)                                 PARI has not and shall not enter into any agreement or arrangement with any other entity that could reasonably be expected to prevent, in any material respect, or in any other negative way materially interfere with, PARI’s ability to perform its obligations pursuant to this Agreement, or that would prevent INSMED from exercising its rights under this Agreement or the License Agreement;

(c)                                  PARI is a ISO-certified manufacturer following ISO 13485, and PARI agrees to inform INSMED immediately regarding any change in this status;

(d)                                 PARI agrees to inform INSMED immediately regarding any change in its registration or status with the FDA or any other Regulatory Authority;

(e)                                  PARI owns or otherwise Controls all necessary rights to make, use, import, export, offer for sale and sell and commercialize all Devices, *** and Nebulizer Handsets as contemplated under this Agreement; and

(f)                                   PARI has not received any written notice that any Regulatory Authority has commenced, or threatened to initiate, any action to withdraw approval, place marketing or sale restrictions, or request the recall of the PARI Products, or commenced, or threatened to initiate, any action to enjoin or place restrictions on the production, sale, or marketing of the PARI Products.

8.3                               Device Warranties.  PARI represents, warrants and guarantees that each unit of PARI Products supplied by PARI under this Agreement:

(a)                                 as of the time of first use, complies with the terms of this Agreement and the applicable Device Specifications set forth in the applicable Territory-Specific Appendix;

(b)                                 has been manufactured in compliance with Applicable Laws and Standards;

(c)                                  has been manufactured in compliance with the terms and conditions of the Quality Agreements;

(d)                                 with respect to the Durable Components of each Device, will have no material defect in workmanship for a period of at least *** (***) months from the date of receipt by an end user;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)                                  with respect to each Nebulizer Handset and Device Accessory, will have no material defect in workmanship when the Nebulizer Handset and Device Accessory is used by such end user for the first time, provided such Nebulizer Handset and Device Accessory has been properly used and maintained in accordance with any product user manual or the “Instructions for Use” for the applicable Nebulizer Handset and Device Accessory;

(f)                                   is, upon shipment to INSMED, free and clear of all security interests, liens and other encumbrances of any kind or character;

(g)                                 to the knowledge of PARI, is not a product, the manufacture, use or sale of which infringes any patent rights or other intellectual property rights of any Third Party in the INSMED Field and subject to the license and cross-license agreements mentioned in Exhibit C.

The foregoing warranties shall survive any inspection, delivery, acceptance, or payment by INSMED, any subsequent sublicense or distribution to third parties by INSMED, its Affiliates or its authorized agents, and shall be enforceable by INSMED as well as its successors and permitted assigns for itself or the benefit of any third party Sublicensee or distributor of the INSMED Product.

8.4                               Warranty Replacement.

(a)                                 Warranty to End Users.  The period and requirement of the warranty set forth under Section 8.3(c) shall be included with the Device.

(b)                                 PARI’s Responsibilities.  PARI shall be solely responsible, at its cost, for any warranty claim that it accepts which alleges that any PARI Product does not conform with any of the warranties described under Sections 8.3, by replacing the non-conforming units.  INSMED shall not be obligated to bear any costs, including transportation costs, in connection with the replacement of such non-conforming units unless otherwise defined in the Territory-Specific Appendix.  The Parties shall establish appropriate timelines and procedures for responding to warranty calls in the different countries within the INSMED Territory.  PARI shall have the right to inspect defective Devices and/or Device Accessories to determine the validity of warranty claims under this Section 8.4 or to comply with applicable Regulatory Requirements.

8.5                               Warranty Limitations or Disclaimers.  THE WARRANTIES, LIMITATIONS AND DISCLAIMERS DESCRIBED IN THIS ARTICLE 8 ARE EXCLUSIVE AND SUPERSEDE ANY OTHER WARRANTY LIMITATIONS AND DISCLAIMERS GIVEN BY PARI OR INSMED, WHETHER WRITTEN OR ORAL.  EXCEPT FOR THE EXPRESS WARRANTIES IN SECTION 8.3, PARI MAKES NO WARRANTIES OF ANY KIND WITH RESPECT TO ANY PARI PRODUCT, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE, FOR ANY IMPLIED WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.  INSMED AND ITS DESIGNEES SHALL NOT MAKE ANY REPRESENTATION OR WARRANTY ON BEHALF OF PARI THAT EXCEEDS THE EXPRESS WARRANTIES IN SECTION 8.3.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.6          Compliance with Laws.  Each Party certifies that it shall not violate any Applicable Law, including but not limited to, the federal anti-kickback statute, set forth at 42 U.S.C. sec. 1320a-7b(b), the Public Contracts Anti-Kickback Act, 41 U.S.C. sec 50 et seq., any state anti-kickback law, the Health Insurance Portability and Accountability Act (“HIPAA”), set forth at 42 U.S.C. sec. 1320d-2, and the Foreign Corrupt Practices Act, set forth at 15 U.S.C. sec. 78dd-1, et seq. Each Party certifies that it shall cooperate with the other Party as required to comply with Applicable Laws, including providing assistance with any disclosures required by Applicable Laws

ARTICLE IX
INTELLECTUAL PROPERTY

9.1          Trademark.

(a)           License and Authorization.

(i)            Subject to the terms and conditions set forth in this Agreement, PARI hereby grants to INSMED and its designees, a non-exclusive, non-transferable right and license to use PARI’s trademark(s) set forth on Exhibit H attached hereto, in the INSMED Territory in connection with (w) the PARI Products, (x) the INSMED Products offered by INSMED and its designees, and (y) any advertising or promotional materials associated therewith, in the manner mutually agreed to by the Parties pursuant to Section 3.4 of this Agreement, and (z) packaging and prescribing information.  The license set forth herein shall immediately terminate with respect to (w), (x), and (y), upon expiration or sooner termination of this Agreement and with respect to (z), upon expiration or sooner termination of the License Agreement.

(ii)           Subject to the terms and conditions set forth in this Agreement, INSMED hereby grants to PARI a non-exclusive, non-transferable right and license to use INSMED’s trademark(s) set forth on Exhibit H attached hereto, in the INSMED Territory in connection with (x) the PARI Products and (y) any advertising or promotional materials associated therewith, in the manner mutually agreed to by the Parties pursuant to Section 3.4 of this Agreement, and (z) packaging and prescribing information.  The license set forth herein shall immediately terminate with respect to (x), and (y), upon expiration or sooner termination of this Agreement and with respect to (z), upon expiration or sooner termination of the License Agreement.

(b)           Notices.  Each of PARI and INSMED agree to use commercially reasonable efforts to mark all materials, including packaging, advertising and promotional materials, that incorporate the trademarks of the other Party hereto that are licensed above in Section 9.1(a) with the symbol ™ or ®, as applicable, and the following attribution notice: “[Insert applicable trademark from Exhibit H] is a trademark of [insert applicable Party that owns the relevant trademark]”.  In addition, each Party shall comply with any additional requirements established by the other Party with respect to the use of its trademarks.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)           Ownership.  Each Party represents and warrants that it owns all right, title and interest in and to its trademarks set forth in Exhibit H.  Neither Party shall challenge, cause others to challenge or assist in any challenge to the validity of the other Party’s trademarks, any registrations thereof or the ownership thereof.  Each of INSMED and PARI shall be solely responsible for taking such actions as it deems appropriate to obtain trademark, service mark or copyright registration for its trademarks.  All uses of or references to each Party’s trademarks shall inure to the benefit thereof, and all rights with respect to such Party trademarks not specifically granted in this Agreement shall be and are hereby reserved to such Party.

(d)           Infringement.  If either Party learns of any activity by a Third Party which might constitute an infringement of the other Party’s rights in any of its trademarks, or if any Third Party asserts that a Party’s use of the other Party’s trademarks constitutes unauthorized use or infringement, such Party shall so notify the other Party. The notifying Party shall make all reasonable efforts to assist the other Party, at the other Party’s expense and request, with any litigation concerning such trademarks, including providing such evidence and/or expert assistance as the notifying Party may have within its control.

(e)           Quality Control.  Each Party hereto acknowledges and agrees that the other Party shall be entitled to monitor the use of its respective trademarks pursuant to this Agreement.  If a Party determines that any of its trademarks is not being used properly, it shall so notify the other Party in writing or through the Joint Steering Committee and such other Party shall take steps to: (i) reassure the notifying Party that the trademark usage is proper or (ii) comply with any changes necessary to address the notifying Party’s concerns.

ARTICLE X
CONFIDENTIALITY

10.1        Confidentiality and Non-Use Obligations.  Article 11 of the License Agreement is hereby incorporated herein by reference and shall govern all Confidential Information exchanged between the Parties under this Agreement.

10.2        Injunctive Relief.  The Parties expressly acknowledge and agree that any breach or threatened breach of Article 9 or Article 10 may cause immediate and irreparable harm which may not be adequately compensated by damages.  Each Party therefore agrees that in the event of such breach or threatened breach and in addition to any remedies available at law, the non-breaching Party shall have the right to secure equitable and injunctive relief, without bond, in connection with such a breach or threatened breach.

ARTICLE XI
INDEMNIFICATION

11.1        Indemnification of INSMED.  PARI shall at all times be responsible for, and shall defend, indemnify and hold INSMED, its Affiliates, and their respective directors, officers, employees, agents and representatives (collectively, “INSMED Indemnitees”), harmless from and against any and all losses, expenses, recoveries and damages, including reasonable legal expenses, costs and attorneys’ fees (collectively “Losses”), arising out of Third

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Party claims, lawsuits, judgments, or proceedings of any kind or nature (collectively, “Claims”) to the extent arising from: (i) any product liability claim or lawsuit directly arising from the authorized use, design, manufacture or function of a Devices, *** and/or Nebulizer Handsets; (ii) any claim of infringement of any patent rights, trade secrets rights or other intellectual property rights of a Third Party arising from the authorized use, design or function of a Devices, *** and/or Nebulizer Handsets or manufacture by PARI thereof; (iii) PARI’s failure to manufacture the PARI Products in accordance with the applicable Device Specifications, Applicable Laws and Standards or the terms of the Quality Agreement; (iv) PARI’s material breach of any representation or warranty or covenant given in this Agreement by PARI; or (v) any negligent conduct or willful misconduct by PARI in performance under this Agreement; except, in each case to the extent that any Claim arises out of or results from any negligent conduct or willful misconduct by INSMED or INSMED’s material breach of any representation or warranty or covenant given in this Agreement by INSMED. INSMED, at its expense, may participate in the defense of any such claim or lawsuit.  The Parties acknowledge and agree that INSMED’s indemnifications rights and PARI’s indemnification obligations under this Section 11.1 shall control over Section 13.1 of the License Agreement with respect to any Claims arising from activities performed under this Agreement and nothing in this Section 11.1 shall permit a duplicative recovery by INSMED or its Affiliates for any Losses for which indemnity is obtained hereunder and the indemnification obligations of PARI under Section 13.1 of the License Agreement.

11.2        Indemnification of PARI.  INSMED shall at all times be responsible for, and shall defend, indemnify and hold PARI, its Affiliates, and their respective directors, officers, employees, agents and representatives (collectively, “PARI Indemnitees”), harmless from and against any and all Losses arising out of Third Party Claims to the extent arising from: (i) any product liability claim or lawsuit directly arising from the INSMED Product; (ii) any claim of infringement of any patent rights, trade secrets rights or other intellectual property rights of a Third Party arising from the INSMED Product or the manufacture thereof; (iii) INSMED’s material breach of any representation, warranty or covenant given in this Agreement by INSMED; and (iv) any negligent conduct or willful misconduct by INSMED in performance under this Agreement; except, in each case to the extent that any Claim arises out of or results from any negligent conduct or willful misconduct by PARI or PARI’s material breach of any representation or warranty or covenant given in this Agreement by PARI.  PARI, at its expense, may participate in the defense of any such claim or lawsuit. The Parties acknowledge and agree that PARI’s indemnifications rights and INSMED’s indemnification obligations under this Section 11.2 shall control over Section 13.2 of the License Agreement with respect to any Claims arising from activities performed under this Agreement and nothing in this Section 11.2 shall permit a duplicative recovery by PARI or its Affiliates for any Losses for which indemnity is obtained hereunder and the indemnification obligations of INSMED under Section 13.2 of the License Agreement.

11.3        Indemnification Procedures.  In the event of any claim that may be subject to indemnification under this Article 11, the indemnified Party shall (a) promptly notify the indemnifying Party of such claim; (b) at indemnifying Party expense, reasonably cooperate with the indemnifying Party in the defense of such claim; and (c) not settle any such claim without the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

indemnifying Party’s written consent, which shall not be unreasonably withheld, conditioned or delayed.  The indemnifying Party shall keep the indemnified Party informed at all times as to the status of its efforts.  The indemnifying Party shall not settle any such claim without the prior written consent of the indemnified Party, which shall not be unreasonably withheld, conditioned or delayed, unless (x) such settlement includes an unconditional release of the indemnified Party from all liability arising out of such claim, (y) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the indemnified Party and (z) does not contain any equitable order, judgment or term that in any manner affects, restrains or interferes with the business of the indemnified Party.  The indemnified Party may participate in proceedings relating to any indemnified claim with counsel of its own choosing at its own expense.

11.4        Insurance.  During the Term and for a reasonable period of time thereafter, each Party or its Affiliates shall maintain appropriate product liability insurance with respect to any clinical trials, Manufacture, development, sales, marketing, distribution and promotion activities performed by such Party hereunder.  Each Party shall furnish the other Party, upon the other Party’s request, with a certificate of insurance evidencing coverage under the foregoing policies of insurance, along with any amendments and revisions thereto.  PARI shall be (i) named as an additional insured on any such policies maintained hereunder by INSMED, and (ii) also added by endorsement on such policies.  With respect to the United States, INSMED shall be (i) named as an additional insured on any such policy maintained hereunder by PARI’s Affiliate, PRE Holding, Inc., and (ii) also added by endorsement on such policies of PRE Holding, Inc.

11.5        Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY UNDER ANY CIRCUMSTANCES OR ANY LEGAL OR EQUITABLE THEORY, WHETHER IN CONTRACT, STRICT LIABILITY OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR DAMAGES FOR LOST PROFITS ARISING OUT OF OR RELATED TO THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OR ANY LIMITED REMEDY. THE LIMITATION OF THIS SECTION 11.5 SHALL NOT APPLY, HOWEVER, TO A PARTY’S INDEMNIFICATION OBLIGATIONS FOR THIRD PARTY CLAIMS PURSUANT TO SECTION 11.1 OF THIS AGREEMENT, OR TO A PARTY’S MATERIAL BREACH OF ITS OBLIGATIONS UNDER ARTICLE 10.

ARTICLE XII
TERM

12.1        Term.  This Agreement shall become effective upon the Effective Date and unless earlier terminated pursuant to Section 12.2 below shall remain in full force and effect until fifteen (15) years from First Commercial Sale, (the “Initial Term”); provided that INSMED may extend the Term of the Agreement for an additional five (5) years by providing written notice thereof to PARI at least one (1) year prior to the expiration of the Initial Term (the “Renewal Term” and the Initial Term plus any Renewal Term, collectively the “Term”). The Parties acknowledge and agree that if INSMED elects to extend the Term of the Agreement for the Renewal Term, then INSMED shall be responsible for paying PARI royalties on Net Sales of the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Drug Product (as such terms are defined in the License Agreement) in accordance with Article 6 of the License Agreement until expiration of the Renewal Term (unless terminated earlier pursuant to Section 12.2 below).  In addition, notwithstanding anything to the contrary in the License Agreement or this Agreement, (x) the Royalty Term (as defined in the License Agreement) shall automatically be extended for the entire duration of the Term of this Agreement, and (y) the provisions of Article 6 of the License Agreement shall survive the termination or expiration of the License Agreement if this Agreement remains in effect after the expiration or termination of the License Agreement.

12.2        Termination.

(a)             For Convenience.  This Agreement may be terminated by INSMED at any time upon prior written notice to PARI if INSMED terminates the License Agreement in accordance with the provisions of Section 15.3 of the License Agreement; provided, that INSMED shall provide PARI with written notice of its intent to terminate this Agreement if PARI does not cure its default under the License Agreement concurrent with the written notice of default provided to PARI pursuant to Section 15.3 of the License Agreement.

(b)           By Mutual Agreement.  This Agreement may be terminated at any time upon the mutual written agreement of the Parties.

(c)           For Insolvency.  This Agreement may be terminated by either Party in the event the other Party files an application for commencement of bankruptcy, civil rehabilitation, corporate reorganization, corporate liquidation or special liquidation procedures, or any mailing of order or notice of attachment or provisional attachment on any assets of such other Party, or any other insolvency.

(d)           For Cause.  If a Party is in material breach of this Agreement, then the non-breaching Party may deliver notice of such material breach to the other Party.  For all material breaches other than a failure to make a payment set forth in this Agreement, the breaching Party shall have *** (***) days to cure such material breach from the receipt of the notice or to dispute.  With respect to any failure to make a payment set forth in this Agreement, the breaching Party shall have *** (***) days from the receipt of the notice to dispute or cure such non-payment.  If the Party receiving notice of material breach or failure to make a payment fails to cure, or fails to dispute, that material breach or failure to make a payment within the applicable period set forth above, then the non-breaching Party may terminate this Agreement immediately on written notice of termination.

12.3        No Waiver.  The termination or expiration of this Agreement, as the case may be, shall not act as a waiver of any breach of this Agreement and shall not act as a release of either Party from any liability or obligation incurred under this Agreement through the date of such termination or expiration, including payments due PARI pursuant to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.4        Consequences of Expiration and Termination.

(a)           Supply Following Expiration.  At INSMED’s request, prior to the expiration of this Agreement under Section 12.1 above, the parties shall meet and discuss in good faith a new agreement, containing commercially reasonable, arms-length terms, pursuant to which PARI and its Affiliates may make, have made, import and export PARI Products to INSMED following the expiration of this Agreement.

(b)           Reimbursement of Safety Stock.  If INSMED terminates this Agreement pursuant to Section 12.2(a), then INSMED shall reimburse PARI no later than *** (***) Business Days after the effective date of termination of this Agreement for all reasonable costs related to the remaining Safety Stock, other PARI Products manufactured and raw material / unfinished goods specific for the Device by PARI pursuant to Purchase Orders submitted by INSMED in accordance with this Agreement that, in each case, cannot be reallocated or reused by PARI through PARI’s use of commercially reasonable efforts to do so. Any PARI Products that INSMED reimburses PARI for pursuant to this Section 12.4(b) shall be promptly delivered to INSMED in accordance with the provisions of Section 7.2.

(c)           Rights in Bankruptcy.  All rights and licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of a right to “intellectual property” as defined under Section 101(60) of the United States Bankruptcy Code.  Each Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code in the event of the commencement of a bankruptcy proceeding by or against the licensor Party under the United States Bankruptcy Code, including without limitation the right to treat this Agreement or any agreement supplementary to this Agreement as terminated or to retain its rights under this Agreement or any agreement supplementary to this Agreement.  In the event that the licensee Party elects to retain its rights under this Agreement or any agreement supplementary to this Agreement, the licensor Party shall provide to the licensee Party, within *** (***) calendar days after written notice by the licensee Party to the licensor Party in accordance with Section 13.1 of this Agreement, all intellectual property and all embodiments of such intellectual property within the possession or Control of the licensor Party.

(d)           Survival.  Sections 4.2, 4.3, 6.5(c)(v), 8.2, 8.3, 8.4, and 12.4, and Articles 1, 10, 11 (with respect to any Claim that is attributable to any cause that occurs under this Agreement prior to its expiration or termination, as applicable) and 13 of this Agreement shall survive expiration or termination of this Agreement for any reason.

ARTICLE XIII
MISCELLANEOUS

13.1        Notices.  All notices and other communications given hereunder shall be in writing and shall be deemed to have been delivered and received (a) when personally delivered, (b) on the *** (***) Business Day after which sent by registered or certified mail, postage prepaid, return receipt requested, (c) on the date on which transmitted by facsimile or other electronic means generating a receipt evidencing a successful transmission (provided that, on that same date, a copy of such notice is sent by registered or certified mail, postage prepaid, return receipt requested), or (d) on the *** (***) Business Day after the Business Day on which

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

deposited with a regulated public carrier (e.g., Federal Express) for overnight delivery (receipt verified), freight prepaid, addressed to the Party for whom intended at the mailing address or facsimile number set forth below, or such other mailing address or facsimile number, notice of which is given in a manner permitted by this Section 13.1:

If to PARI to:

PARI Pharma GmbH
Moosstrasse 3
D-82319 Starnberg, Germany
Attention: ***
Title: President
Telefax No.: ***

with a copy to:

McGuireWoods LLP
One James Center
901 East Cary Street
Richmond, Virginia 23219
Attention: ***
Telefax No.: ***

If to INSMED to:

Insmed Incorporated
10 Finderne Avenue, Building 10
Bridgewater, NJ 08807-3365
Attention: Chief Commercial Officer
Telefax No.: ***

with a copy to:

Insmed Incorporated
10 Finderne Avenue, Building 10
Bridgewater, NJ 08807-3365
Attention: General Counsel
Telefax No.: ***

Any Party may by such notice change the address to which notice or other communications to it are to be delivered or mailed.

13.2        Force Majeure.  No failure or omission by either Party in the performance of any obligation under this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of such Party including, but not limited to, the following which, for the purposes of this Agreement, shall be

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

regarded as beyond the control of the Party in question: (a) any act or omission of any government; (b) any future rule, regulation or order issued by any governmental authority or by any officer, department, agency, or instrumentality thereof which makes such performance impossible or commercially unreasonable; or (c) any Act of God, fire, storm, flood, earthquake, accident, war, terrorism, rebellion, insurrection, riot, invasion, strike, and lockout.

13.3        Relationship of the Parties.  In making and performing this Agreement, the Parties are acting, and intend to be treated, as independent entities and nothing contained in this Agreement shall be construed or implied to create an agency, partnership, joint venture, or employer and employee relationship between or among any of the Parties.  Except as otherwise provided herein, no Party may make any representation, warranty or commitment, whether express or implied, on behalf of or incur any charges or expenses for or in the name of any other Party.  No Party shall be liable for the act of any other party unless such act is expressly authorized in writing by such Party.

13.4        Choice of Language.  This Agreement, originally written in the English language, shall be governed by the English language.  In the event any dispute arises with respect to this Agreement, the meanings of all terms and provisions of this Agreement shall be interpreted in their original English form.  The governing language of all correspondence related to reporting, negotiation, disputes, arbitration and notice requirements shall be the English language.  The Parties shall bear their own expenses for having text or other communications translated into the English language.

13.5        Waivers and Amendments.  This Agreement may be amended or modified, and the terms and conditions hereof may be waived, only by a written instrument signed by the Parties hereto or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege hereunder, nor any total or partial exercise of any other right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.  The rights and remedies herein provided are cumulative and are not exclusive of other rights or remedies which any Party may otherwise have.

13.6        Assignment.  This Agreement shall not be assignable by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned, except that without consent either Party may assign or transfer the rights and obligations of this Agreement to any Affiliate or to any successor in interest in connection with any merger, consolidation, or sale of all or substantially all of the assets to which this Agreement relates; provided, however, that (a) such assignment or transfer by INSMED to a PARI Competitor shall require the prior written consent of PARI; and (b) in the event of any such assignment or transfer by INSMED to *** or any of its subsidiaries (“***”), (i) notwithstanding the provisions of Section 6.5(c)(v), in the event *** is entitled to obtain supply of PARI Products from an Alternative Supplier in accordance with Section 6.5(c)(v), PARI shall grant the Back-Up License in accordance therewith (including in accordance with the terms and conditions of this Agreement and the License Agreement) and perform the technology transfer of the Data for Manufacture in accordance with 6.5(c)(v) to a Third Party reasonably acceptable to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*** and shall not be obligated to grant such Back-Up License or provide such Data directly to ***.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.  Any assignment in contravention of the foregoing shall be null and void.  The Parties acknowledge and agree that, notwithstanding anything to the contrary in the License Agreement, INSMED may also assign the License Agreement to *** if this Agreement is assigned to *** in any instance permitted under this Section 13.6.

13.7        Choice of Law. This Agreement is construed in accordance with, and its performance is governed by, the laws of State of New York, excluding its or any other jurisdiction’s choice of law principles.  In the event of any conflict between US and foreign laws, regulations and rules, US laws, regulations and rules shall govern.  The UN Convention on contracts for the International Sale of Goods shall not apply to this Agreement. Any dispute arising hereunder shall be brought exclusively in the state or federal courts located in the State of New York in the division of Manhattan. The Parties hereby consent to the exclusive jurisdiction and venue of such courts and waive any objections to the jurisdiction and venue thereof.

13.8        Disputes. PARI and INSMED shall endeavor to resolve any claim or controversy arising out of the threatened breach, breach, enforcement, interpretation, termination or validity of this Agreement informally by good faith negotiation between the senior executives, officers or management of PARI and INSMED. Either Party may give the other Party written notice of any claim or controversy not resolved in the normal course of business (the “Disputing Party Notice”). Within *** (***) calendar days after the delivery of the Disputing Party Notice, the receiving Party shall submit to the other Patty a written response (the “Response”). The Disputing Party Notice and Response shall include a statement of each Party’s position and a summary of the arguments supporting that position. Within *** (***) days after the Disputing Party Notice, such designated senior executives, officers or management of PARI and INSMED shall meet at a mutually acceptable time and place and thereafter as often as they reasonably deem necessary to attempt to resolve the claim or controversy. All negotiations pursuant to this Section 13.8 are confidential and without prejudice and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. Any claim or controversy unresolved after application of this Section 13.8 shall be subject to Section 13.7 of this Agreement.

13.9        Entire Agreement.  This Agreement and the License Agreement contain the entire understanding of the Parties hereto with respect to the subject matter contained herein and supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications among the Parties, oral or written, with respect to such subject matter.  The License Agreement shall remain in full force and effect except for those provisions that are inconsistent with the terms and conditions under this Agreement, in which event the terms and conditions under this Agreement shall control.

13.10      Severability.  Both Parties hereby expressly state that it is the intention of neither Party to violate any law.  If any of the provisions of this Agreement are held to be void or unenforceable, then such void or unenforceable provisions shall be replaced by valid and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

enforceable provisions which will achieve as far as possible the economic business intentions of the Parties.

13.11      Section Headings.  The section headings contained in this Agreement are for the purpose of convenience and are not intended to define or limit the contents of such sections.

13.12      Further Assurances.  Upon the reasonable request of either Party, the other Party shall execute any additional certificates or other documents that may be reasonably necessary to fully implement this Agreement.

13.13      Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed in one or more counterparts, each of which shall be an original, but taken together constituting one and the same instrument.  Execution of a facsimile copy or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall have the same force and effect as execution of an original, and a facsimile or PDF signature shall be deemed an original and valid signature.

[SIGNATURES APPEAR ON THE NEXT PAGE]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, each Party hereto has executed or caused this Agreement to be executed on its behalf as of the Effective Date.

PARI PHARMA GMBH

By:	/s/ Dr. Martin Knoch
	Name:	Dr. Martin Knoch
	Title:	President

INSMED INCORPORATED

By:	/s/ William H. Lewis
	Name:	William H. Lewis
	Title:	CEO & President

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

Device

The “Device” comprises of the following components:

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

•                  ***

Specifications of the Device:

•                  *** ( ***): *** to ***

•                  *** (***):  ***

•                  ***: *** (***)

For clarity, Device does not mean: the ***, the ***, the *** or the ***.

Nebulizer Handset

The “Nebulizer Handset” comprises of the following components:

•                  ***

•                  ***

•                  ***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

PARI Competitors

***

***

***

***

***

***

***

***

***

***

In the event of a merger, consolidation, sale of all or substantially all of the assets or business or other change of control involving the above entities (the “Original Competitors”), such Original Competitor listed above shall be replaced with the successor thereof that is continuing to engage in the business of developing and/or commercializing nebulizers.  However, if the merger or acquisition partner had separate lines of business, divisions or operations prior to such change of control, whether or not relating to nebulizers, the merger or acquisition partner shall be deemed a PARI Competitor only to the extent it is continuing the business of the Original Competitor, and not with respect to any such separate lines of business, divisions or operations.

In addition, PARI Competitors shall include any subsidiary that is formed by the Original Competitors, but shall not include any subsidiaries acquired by the Original Competitors if such subsidiaries had separate lines of business, divisions or operations prior to such acquisition, whether or not relating to nebulizers.  However, PARI Competitors shall include such subsidiaries to the extent such subsidiaries continue the lines of business, divisions or operations of the Original Competitors relating to nebulizers.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

Patents

PARI Patents and Patent Applications

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

******

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***
***	***	***

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***
***	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Additional Patents and Patent Applications from Insmed (with PARI Know How):

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***

***

Patents licensed from *** (***):

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Patents licensed from ***:

***

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Patents licensed from *** (non-exclusive):

***

Application number	Publication number	Filing date	Patent number	Issue date
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

Initial Representatives of the JSC

Joint Steering Committee

PARI: *** and ***

INSMED:  *** and ***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E

Effective Date Exchange Rate

*** EUR = *** USD

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F

Quality Agreements

[To be agreed to by the Parties in writing and attached hereto after the Effective Date as set forth in Section 6.1.]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G

TRIPS Priority Watch List

***

***

***

***

***

***

***

***

***

***

***

***

***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT H

Trademarks

PARI Marks:

1.  ***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INSMED Marks:

MARK Owner	COUNTRY	APPLICATION/ REGISTRATION NO.	GOODS	STATUS

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MARK Owner	COUNTRY	APPLICATION/ REGISTRATION NO.	GOODS	STATUS

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MARK Owner	COUNTRY	APPLICATION/ REGISTRATION NO.	GOODS	STATUS

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MARK Owner	COUNTRY	APPLICATION/ REGISTRATION NO.	GOODS	STATUS

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MARK Owner	COUNTRY	APPLICATION/ REGISTRATION NO.	GOODS	STATUS

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT I

Price

1. Price

	Prices for ***		Prices for ***		Prices for ***

for each unit of ***	$	****				******

for each unit of ***	$	*****	Euro	*****	Euro	*****

for each unit of *** (“***”)	$	****	Euro	****		******

* Price includes ***** ***

******.

2. ***

A.            ***

B.            ***